LAKE SHORE BANCORP, INC. Annual Shareholders’ Meeting – May 2026 Putting People First Since 1891.

Safe Harbor Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are based on current expectations, estimates and projections about the Company’s and the Bank’s industry, and management’s beliefs and assumptions. Words such as anticipates, expects, intends, plans, believes, estimates and variations of such words and expressions are intended to identify forward-looking statements. Such statements are not a guarantee of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to forecast. Therefore, actual results may differ materially from those expressed or forecast in such forward-looking statements. The Company and Bank undertake no obligation to update publicly any forward-looking statements, whether as a result of new information or otherwise. There are risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such forward-looking statements. Information on factors that could affect the Company’s business and results is discussed in the Company’s periodic reports filed with the Securities and Exchange Commission, including in the section “Risk Factors”. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events or otherwise.

Agenda Call to Order – Kevin M. Sanvidge, Chairman Introduction of Directors and Director Nominees Secretary’s Report Presentation of Proposals President’s Report to Shareholders Vote Report Adjournment

Proposals Summary Election of Directors: Michelle M. DeBergalis Jack L. Mehltretter Dennis S. Pollack Approve, on an advisory basis, a non-binding resolution regarding the compensation of our named executive officers. Choose the frequency of the advisory vote on the non-binding resolution to approve compensation of our named executive officers. Ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

An Overview of Lake Shore Lake Shore Bancorp, Inc. (Nasdaq: LSBK) serves as the bank holding company for Lake Shore Bank Lake Shore Bank, a New York chartered commercial bank, is a community-oriented financial institution in Western New York with a longstanding history of community banking since 1891 On July 18, 2025, Lake Shore converted from a mutual holding company structure to a fully-public stock holding company, raising $49.5 million in gross proceeds. In conjunction with the conversion, Lake Shore Bank also converted from a federal savings and loan charter to a New York-chartered commercial bank 10 Full-Service Branch Locations LSBK AT A GLANCE LSBK Nasdaq Note: Market data as of May 19, 2026 Western NY Footprint $125M Market Cap 87% P / TBVPS $722M Total Assets $559M Gross Loans $567M Total Deposits 2.3% Dividend Yield 5

REINVIGORATED MANAGEMENT TEAM …executing the value-centric Lake Shore strategy, driving the Company to new heights and record earnings. FORTRESS BALANCE SHEET, HIGH LIQUIDITY …exceptional capital levels and high balance sheet liquidity, allowing for flexibility while maintaining attractive dividends. STRONG CORE MARKETS …providing both a strong deposit base as well as exceptional opportunities for continued growth in core products. PRISTINE ASSET QUALITY & CLEAN BALANCE SHEET …minimal charge off history, decreasing non-performers and a focus on core funding. Investment Highlights 6

1st Quarter 2026 Highlights EARNINGS & PROFITABILITY Net income of $1.9 million, or $0.26 earnings per diluted share ROAA of 1.07% Net interest margin of 4.02%, up 17bps from the linked quarter Efficiency ratio of 69.58% DEPOSITS Total deposits of $567 million Cost of interest-bearing deposits of 2.03%, down 24 bps from the linked quarter Uninsured deposits represents 10.0% of total deposits LOANS Gross loans of $559 million Yield on loans of 5.97%, down 5 bps from the linked quarter Loan / deposit ratio of 98.6% ASSET QUALITY Non-performing assets as a percentage of total assets decreased to 0.22% LLR of 0.86% of total loans Net charge-offs as a percentage of average loan balance of 0.01% CAPITAL & LIQUIDITY Consolidated Tangible Common Equity to Tangible Assets ratio of 19.7% Bank-level Tier 1 Leverage ratio of 17.5% Bank-level liquidity ratio of 18.6%1 Note: Figures shown herein are at a consolidated level, unless otherwise noted. 1 – Calculated as cash and cash equivalents and unpledged AFS securities as a percentage of total liabilities.

Putting People First. COMMUNITY REINVESTMENT GRANTS We are proud to continue our tradition of Putting People First throughout our communities by awarding a series of Community Reinvestment Grants to help fund vital programs and services to local non-profit organizations. Helping Local Businesses and Services… …Strengthen Community Services. Allowing nonprofit organizations to continue vital services in the community …Stabilize Operations. During times of cost pressure and seasonality …Modernize and Grow. Upgrading tools, technology and expanding service capacity Since 1891, Lake Shore Bank has been committed to our Western New York community by Putting People First throughout the place we call home.

Growing Western New York Region DEMOGRAPHIC DATA HIGHLIGHTS (ERIE & CHAUTAUQUA COUNTIES) 10 Full-Service Branches 1.1M 2026 Population $67K 2026 Median Household Income 8.2% 2026-2031 Median HHI Change “Western New York’s time has come. The region’s profile has risen with news of the area’s affordable real estate, top academic and research institutions, revitalized downtowns and an unmatched quality of life.” – Empire State Development “With a diverse economy, 19 colleges and universities, affordable and renewable power… and a history of innovation, Buffalo Niagara is enjoying economic success and is poised for long-term growth.” – Invest Buffalo Niagara

LSBK STOCK PRICE SINCE APRIL 2023 TOTAL ASSETS SINCE MHC IPO ($M) Deep History, Rooted in Western New York Lake Shore chartered in Western New York 1891 100th year of service, total assets approach $100 million 1991 Introduced and revamped online banking products 2014 Growth in Erie and Chautauqua counties continues, assets exceed $500 million 2017 Moved commercial lending headquarters to Orchard Park, NY 2018 Appointment of Kim Liddell, President, CEO and Director 2023 Lake Shore reports record 2025 earnings and a strong first quarter in 2026 2026 Raises $49.5 million in gross proceeds in 2nd step mutual conversion 2025 Mutual Holding Company IPO, raising $29.8 million in gross proceeds 2006 Note: Market data as of May 19, 2026 $15.84

FINANCIAL HIGHLIGHTS

Quarterly Financial Performance Efforts to grow interest earning assets, as well as increases in asset yields, have been evidenced by steady net interest margin expansion over the last several quarters Margin, as well as net interest income, has also been supported by disciplined deposit pricing leading to an overall reduction in cost of deposits Expense management efforts have continued, driving down the Company’s efficiency ratio significantly over the last five quarters 12 NET INTEREST MARGIN EFFICIENCY RATIO

Note: Loan composition shown at bank-level Diversified Loan Portfolio Loan portfolio remains a well-diversified, commercially-focused portfolio Commercial real estate represents just over half of total loans, anchored by strong underwriting, deep market knowledge and long-tenured client relationship CRE concentration ratio (excluding owner-occupied real estate) of 196% 1Q26 loan yields decreased 5bps from the linked quarter Strong pipeline positions us for growth throughout the rest of 2026 LOAN COMPOSITION 3/31/2026 YIELDS ON LOANS (%) / TOTAL LOANS ($000s)

Commercial Real Estate and Offices (CRE) Portfolio Detail TOTAL CRE PORTFOLIO Commercial real estate portfolio is well diversified by collateral type 32.5% of the CRE portfolio is Multifamily properties, which are primarily located in Erie County Current weighted average yield of total CRE portfolio is 6.12% OFFICES (CRE) PORFOLIO Relatively low NOO office exposure with 15% of the total CRE portfolio comprised of this segment 0.5% of office (CRE) portfolio classified as of 3/31/2026 Largest exposure is a $9.8M loan to central business district in Buffalo Well reserved relative to risk profile and market conditions 14 NOO CRE (3/31/2026) OO CRE (3/31/2026) Total Balance: $124.5M Total Balance: $53.9M TOTAL CRE (3/31/2026) Total Balance: $329.0M

Liquidity and Deposits Note: Consolidated deposit data shown LIQUIDITY SOURCES ($000s) DEPOSIT COMPOSITION 3/31/2026 Strong core deposit franchise with ~16% non-interest bearing balances Minimal reliance on wholesale funding; no brokered deposits or FHLB borrowings as of 3/31/2026 Ample available liquidity on balance sheet and through secondary sources that covers uninsured deposits Cost of deposits trending downwards due to disciplined deposit pricing and proactive rate management HISTORICAL DEPOSIT TRENDS ($000s)

Securities Portfolio (1) Composition reflected at fair-market-value Note: Securities data shown at bank-level; totals may not sum due to rounding; unrealized gains (losses) shown pre-tax Entire portfolio consists of available-for-sale securities Portfolio serves as a source for meeting liquidity needs and provides securities for collateralizing certain deposits and other types of borrowing Municipal bonds represent ~60% of the portfolio Management continues to evaluate and execute opportunistic sales of select securities Accumulated other comprehensive income totaled -$8.4mm (net of tax); upward trend from linked quarter reflects the current interest rate environment Weighted average life of approximately 8.6 years AFS SECURITIES PORTFOLIO 3/31/2026(1)

Asset Quality NET CHARGE-OFFS (RECOVERIES) / AVERAGE LOANS NON-PERFORMING ASSETS / TOTAL ASSETS Exceptional credit quality with minimal net charge-offs Non-performing assets remain at their lowest levels since prior to the Great Financial Crisis Disciplined underwriting standards with ongoing focus on DSCR, collateral coverage, and payment performance Portfolio credit quality is independently validated through annual external credit reviews Early identification and proactive management of emerging credit risk support continued asset quality strength

Net Interest Margin Management NET INTEREST INCOME AND NET INTEREST MARGIN ($000s) EARNING ASSET YIELDs AND COST OF INT. BEARING LIABILITIES Through emphasis on building interest-earning asset balances, increased loan yields and disciplined deposit pricing, we’ve driven steady growth in net interest income Yield on interest earning assets saw a decrease of 3bps in 1Q26 from the linked quarter, while the cost of interest-bearing liabilities decreased 24bps in the same time period

Non-interest income was $703 thousand in 1Q26, an increase of $20,000, or 2.9%, as compared to the previous quarter The increase from the prior quarter was primarily due to a $27,000 increase in earnings on annuity assets Non-interest expense was $5.1 million 1Q26, an increase of $203,000, or 4.1%, as compared to $4.9 million 4Q25 The increase from the previous quarter was primarily related to an increase in the cost of health insurance, taxes, and other non-salary benefits and an increase in occupancy and equipment expenses 19 Noninterest Income and Expense NONINTEREST INCOME ($000s) NONINTEREST EXPENSE ($000s)

Superior Capital Position Adopted the community bank leverage ratio effective January 1, 2020 COMMENTARY Our robust capital position was bolstered further with the completion of the second-step mutual-to-stock conversion in the third quarter of 2025 TCE ratio of 19.7% as of March 31, 2026 Leverage ratio of 17.5% as of March 31, 2026 Our capital standing, along side our sound balance sheet and core funding, provides flexibility and stability Clean capital stack with no subordinated debt, trust preferred securities, or other capital instruments TCE RATIO (Consolidated) TIER 1 LEVERAGE RATIO (Bank)

Creating Shareholder Value Note: Market data as of May 19, 2026 21 Since April of 2023, our revamped management team has focused on efficiency, core products and value-add changes through stability and core growth The completion of our second-step mutual-to-stock conversion on July 18, 2025 was a significant step towards unlocking and delivering value to shareholders CURRENT MARKET METRICS PRICE PERFORMNCE SINCE APRIL 2023 FOCUSED & ALIGNED FOR SUCCESS 87% P/TBVPS 14.5X P/LTM EPS $125M Market Cap 2.27% Dividend Yield 7,863,388 1Q 2026 Common SO 10,030 3M ADTV

Per Share Data EARNINGS PER SHARE (EPS) TANGIBLE BOOK VALUE PER SHARE (TBVPS)

QUESTIONS AND ANSWERS

APPENDIX

Non-GAAP Reconciliation Note: Share and per share information reflects the effects of the Company's conversion and related stock offering for all periods presented, as applicable Tangible common equity to tangible assets (the “tangible common equity ratio”) and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk‑based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

Non-GAAP Reconciliation (Cont.) For periods presented below, efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. This figure represents the ratio of noninterest expense less other real estate owned operations and amortization of intangible assets expense to the sum of net interest income and total noninterest income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio is set forth below.